United States
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

____________________________________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 3, 2014

SquareTwo Financial Corporation
(Exact Name of Registrant as Specified in its Charter)

Delaware	333-170734	84-1261849
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4340 South Monaco Street, Denver, Colorado 80237
(Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code: 303-296-3345

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

    ☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

    ☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

    ☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

    ☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

A copy of an investor slide presentation given by John Lowe, Chief Financial Officer of SquareTwo Financial Corporation, at the Bank of America Merrill Lynch Leveraged Finance Conference on December 3, 2014, is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein solely for purposes of this Item 7.01.
The information in this Current Report on Form 8-K, including the information contained in Exhibit 99.1, is being furnished to the Securities and Exchange Commission pursuant to Item 7.01, and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by a specific reference in such filing.
Item 9.01. Financial Statements and Exhibits
(d) Exhibits.

Exhibit
Number	Description
99.1	Investor presentation of SquareTwo Financial Corporation dated December 3, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SQUARETWO FINANCIAL CORPORATION

Date:	December 3, 2014	By:	/s/ Alan Singer
		Name:	Alan Singer
		Title:	General Counsel